ELFUN FUNDS

Supplement Dated March 14, 2008

To Prospectus Dated April 30, 2007

Effective on or about March 17, 2008, the Elfun Funds Prospectus dated April 30, 2007 (the “Prospectus”) is amended as follows:

1. The section entitled “Fund Expenses - Annual Fund Operating Expenses” located on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

This table describes the fees and expenses you may pay if you buy and hold units of a Fund.

No sales charge (load) is imposed on purchases of units (or reinvested dividends), nor is a contingent deferred sales charge imposed upon redemption of units. The Funds also do not impose a redemption fee or an exchange fee, except if a unitholder elects to redeem units by telephone and have the proceeds wired to a bank, in which case a Fund will charge a $10 fee.

Annual fund operating expenses are paid from a Fund’s assets and are reflected in the Fund’s unit price and dividends.

The figures below show actual “Management Fees” and “Other Expenses” incurred by each Fund during the fiscal period ended December 31, 2006, and estimated “Acquired Fund Fees and Expenses.”

Annual Fund Operating Expenses

(as a percentage of average net assets)	Elfun Trusts	Elfun International Equity Fund	Elfun Income Fund	Elfun Tax-Exempt Income Fund	Elfun Diversified Fund	Elfun Money Market Fund
Management Fees:[1]	0.08%	0.07%	0.09%	0.08%	0.07%	0.09%

Other Expense:[2]	0.05%	0.12%	0.11%	0.03%	0.12%	0.10%

Acquired Fund Fees and Expenses:[3]	0.01%	0.02%	0.06%	N/A	0.01%	N/A

Total Annual Fund Operating Expenses:	0.14%	0.21%	0.26%	0.11%	0.20%	0.19%

Expenses Waived or Reimbursed by the Advisor: [4]	0.01%	0.01%	0.04%	N/A	—	N/A

Net Annual Fund Operating Expenses:	0.13%	0.20%	0.22%	0.11%	0.20%	0.19%

[1]	The nature of the services provided to, and the management expenses paid by each Fund, are described under “About the Investment Adviser, Distributor and Service Agent.”
[2]

“Other Expenses” include all operating expenses of the Fund except Management Fees, including costs of unitholder services, transfer agent fees, custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance, the costs of associated with maintaining a Fund’s legal existence and the costs involved in communicating with unitholders of the Funds.

[3]

“Acquired Fund Fees and Expenses” includes all fees and expenses associated with investments in investment companies, including ETFs and the GE Funds – GE Money Market Fund (the “GE Money Market Fund”), which serves as the cash sweep vehicle for each Fund (other than the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) effective on or about March 17, 2008. The amounts shown in the table above have been restated from the fiscal year ended December 31, 2006 to reflect estimated fees anticipated to be incurred in connection with each Fund’s investment in the GE Money Market Fund and are based on each Fund’s average monthly cash positions during the most recent fiscal year.

[4]

GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any. Amounts less than 0.01% are shown as dashes (—) in the table above.

2. The “Example” table under “The Impact of Fund Expenses” section located on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Example	You would pay the following expenses on a $10,000 investment:

	1 Year	3 Years	5 Years	10 Years
Elfun Trusts:	$13	$44	$78	$180

Elfun International Equity Fund:	$18	$64	$114	$261

Elfun Income Fund:	$16	$74	$137	$324

Elfun Tax-Exempt Income Fund:	$11	$36	$64	$145

Elfun Diversified Fund:	$18	$64	$114	$261

Elfun Money Market Fund:	$19	$61	$107	$243

3. The following definitions on “Equitized cash” is added to the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings – Important Definitions” located on page 24 of the Prospectus:

“Equitized cash: A Fund that invests in equity securities may use futures or other instruments to gain general equity market exposure for holdings of cash and cash equivalents and/or money market instruments. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.”

4. The definition of “Money market instruments” located on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

“Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. Each Fund may invest in money market instruments either directly or indirectly (other than the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) through investments in the GE Funds – GE Money Market Fund (the “GE Money Market Fund”).

Before using the GE Money Market Fund for this purpose, certain Funds may have invested a portion of their cash in the GEI Short-Term Investment Fund (Investment Fund), which is a privately offered pooled investment trust managed by GE Asset Management. Those Funds may continue to hold a small interest in that Investment Fund.”

5. The third, fourth and fifth paragraphs under “More on Investment Strategies” located on pages 28 and 29 of the Prospectus is deleted in its entirety and replaced with the following:

“Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and cash equivalents and/or money market instruments (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, (iv) to meet redemptions, and (v) to meet operating expenses. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash and cash equivalents and/or money market instruments.

A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash and cash equivalents and/or invest in money market instruments, or (y) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, a Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund has been approved by the Trustees, and therefore investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. Each Fund may invest in money market instruments either directly or indirectly (other than the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) through investment in the GE Money Market Fund. GE Asset Management will waive a portion of its management fee for each affiliated non-money market Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any.

To the extent that a Fund, other than the Elfun Money Market Fund, holds cash and cash equivalents or investments in money market instruments, it may not achieve its investment objective.”

6. The fourth sentence of the second paragraph in the first column under “Calculating Share Value” on page 51 of the Prospectus is deleted in its entirety and replaced with the following:

“Municipal obligations are valued at the quoted bid prices.”

Elfun Funds

Supplement Dated March 14, 2008

to Statement of Additional Information dated April 30, 2007

Effective on or about March 17, 2008, the Elfun Funds Statement of Additional Information dated April 30, 2007 (the “SAI”) is amended as follows:

1. The first and second paragraph on page 6 of the SAI under “Investment Strategies and Risks – Strategies Available to All Funds – Money Market Instruments” is deleted in its entirety and replaced with the following:

Money Market Instruments. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) Government Securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements

Each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may also invest indirectly in money market instruments through investments in the GE Funds – GE Money Market Fund (“GE Money Market Fund”), which generally would be used to invest a Fund’s cash balance, as well as the cash balances of other non-money market investment companies managed by GEAM. The investment objective of the GE Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The GE Money Market Fund seeks to achieve this objective by investing primarily in short-term, U.S. dollar denominated money market instruments. In order to ensure that the Funds do not incur duplicative advisory fees on the cash balances invested in the GE Money Market Fund, GEAM will waive a portion of its management fee each Fund in an amount equal to the management fees paid to the GE Money Market Fund on its cash holdings invested in the GE Money Market Fund, if any.

Before using the GE Money Market Fund for this purpose, certain Funds may have invested a portion of their cash in the GEI Short-Term Investment Fund (Investment Fund), which is a privately offered pooled investment trust managed by GE Asset Management. Those Funds may continue to hold a small interest in that Investment Fund.

2. The paragraph on page 13 of the SAI entitled “Securities of Other Investment Companies” under “Investment Strategies and Risks – Strategies Available to All Fund” is deleted in its entirety and replaced with the following:

Securities of Other Investment Companies. Each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may invest in other investment companies that invest principally in securities in which the Fund is authorized to invest, and as permitted by the 1940 Act and the rules thereunder. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees; provided however, GEAM will reimburse each Fund for the management fees each Fund pays on the cash balances invested in the GE Money Market Fund, if any.

3. The first paragraph under “Investment Restrictions – Notes to Investment Restrictions” on page 40 of the SAI is deleted in its entirety.